The Next Generation Cannabis Platform EXHIBIT 99.1

Cautionary Statement Regarding Forward-Looking Statements This presentation contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation as well as statements that may constitute "forward-looking statements" within the meaning of within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, intended expansion of our retail operations and production capacity, intended expansion of our cultivation facilities, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. These forward-looking statements are based on Jushi’s current expectations and beliefs concerning future developments and their potential effects. As a result, actual results could differ materially from those expressed by such forward-looking statements and such statements should not be relied upon. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “plans,” “expects” or “does not expect,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” or “believes,” or variations of such words and phrases or may contain statements that certain actions, events or results “may,” “could,” “would,” “might” or “will be taken,” “will continue,” “will occur” or “will be achieved”. The forward-looking information and forward-looking statements contained herein may include but are not limited to, information concerning the expectations regarding Jushi, or the ability of Jushi to successfully achieve business objectives, and expectations for other economic, business, and/or competitive factors. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including risks related to the ability of Jushi to successfully and/or timely achieve business objectives, including with regulatory bodies, employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; changes in applicable laws; and compliance with extensive government regulation, as well as other risks, uncertainties and other cautionary statements in the Company’s public filings with the applicable securities regulatory authorities on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com. Should one or more of these risks, uncertainties or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. Although the Company believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. The forward- looking information and forward-looking statements contained in this presentation are made as of the date of this presentation, and the Company does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice. Operational Results Advisory Any statements regarding the Company's estimated operations following Q1 2023 do not present all information necessary for an understanding of the Company's current or future results of operations and undue reliance should not be placed on such estimates, all of which are "forward-looking information" and "forward-looking statements" subject to the risks and uncertainties described above.

Primary Drivers for 2023

MARGIN GROWTH, COST SAVINGS & EFFICIENCY OPTIMIZATION

Grower-Processors

- Full production output
- Increasing plant yields, turns, potency and improved genetics

Retail

- Reducing costs
- Increasing efficiencies
- Augmenting online digital orders

Balance Sheet

- Optimizing balance sheet
- Preserving cash

→ **Targeting Positive Operating Cash Flow by Q4 2023**

Jushi's Portfolio of Assets – May 2023

NUMBER OF OPERATING STORES*

Total	PA	VA	MA	NV	OH	IL	CA
34 (of 38)[(1)]	16 (of 18)**	5 (of 6)[(1)]	2	4	1	4***	2 (of 3)****

CULTIVATION & PROCESSING FACILITIES

Total	PA	VA	MA	NV	OH	IL	CA
5	**Yes**	**Yes**	**Yes**	**Yes**	**Yes**	-	-
330k sq. ft.	123k sq. ft.	93k sq. ft.	50k sq. ft.	47k sq. ft.	17k sq. ft.		

7

Operating Markets

5

Operating Vertical Markets

~1,198

Jushi Employees*****

* As of the beginning of May 2023

** Includes store closures in Colwyn, PA, and Hazleton, PA in April 2023. The Colwyn , PA and Hazleton, PA stores will be relocated to other locations within their permit region, subject to regulatory approvals.

*** Excludes one conditional license awarded in the Greater Peoria Region, IL

**** Excludes one conditional license awarded in Culver City, CA

***** As of April 2023

4

Pennsylvania Highlights

PRIMARY MARKET DRIVERS

Scan to see more about Pennsylvania on your phone.
https://jushico.com/pa-highlights

Vertically Integrated with 16 (of18)* Medical Dispensaries (out of ~175[2]; ~10% of market)

16 (of 18)*
Dispensaries

~123k
Sq. Ft. Facility

11
Flower Rooms

~13M
PA Population[3]

899k
Market Patients & Caregivers[4] (6.9% of Pop)

425k
Market Active Patients[5] (3.3% of Pop)

* Colwyn and Hazleton stores closed in April 2023 and will be relocated to other locations within their permit region, subject to regulatory approvals.

Virginia Highlights

PRIMARY MARKET DRIVERS

Scan to see more about Virginia on your phone.
https://jushico.com/va-highlights

Vertically Integrated with 5 (of 6)[1] Medical Dispensaries

5 (of 6)[1]
Dispensaries

~93k
Sq. Ft. Facility

6*
Flower Rooms

~8.7M
VA State Population[6]

~2.5M
HSA II Population[7]

~24.0k
Total certified patients that have ordered from Jushi within HSA II[8]: May 1, 2023[8]

* Expected to be at 7 flower rooms by the end of Q4 2023 subject to regulatory approvals

MA & NV Highlights

SECONDARY MARKET DRIVERS

MASSACHUSETTS

Vertically Integrated with 2 Dispensaries

2
Dispensaries

~50k
Sq. Ft. Facility

9
Flower Rooms

NEVADA

Vertically Integrated with 4 Dispensaries

4
Dispensaries

~47k
Sq. Ft. Facility

12
Flower Rooms

OH, IL & CA Highlights

DEVELOPING MARKET DRIVERS

Vertically Integrated with 1 Dispensary

OHIO

1	~17k	1
Dispensaries	Sq. Ft. Facility	Flower Rooms

ILLINOIS

4
Dispensaries

Plus, conditional license awarded in the Greater Peoria Region, IL to Jushi's partner Northern Cardinal Ventures, LLC subject to regulatory approvals

CALIFORNIA

2 (of 3)*
Dispensaries

Plus, conditional license awarded in Culver City, CA subject to regulatory approvals

* Palm Springs store closed in April 2023

The Jushi Retail Experience

LEADING OMNICHANNEL EXPERIENCE

Jushi provides patients and customers with a frictionless retail experience.




200
200 Points Reward



Retail Design

Our carefully designed and inviting cannabis experience welcomes all levels of consumers.

Digital

Place your order online for express pickup, curbside or delivery and download our app for exclusive savings. Available in select markets.

Products

We offer our customers an expansive variety of house products across all major categories and price points.

9

Next-Level Store Design L E A D I N G O M N I C H A N N E L E X P E R I E N C E __ 10 • Sleek Mid-Century Design • Ample Parking • Great Signage • Express Pickups Where Permitted • Built for Medical or Adult-use • Multiple Points of Sale • UX In-Store Design • Beyond TV

Jushi's E-Commerce Platform – Our Largest Store

Scan to see our e-commerce platform
https://jushico.com/e-com

LEADING OMNICHANNEL EXPERIENCE

Industry leading digital platform facilitating online ordering, dispensary discovery and customer engagement.

~60%
Order Online (Q1 23)

~19%
Menu Conversion Rate (Q1 23)

~$100
Avg. Cart Size (Q1 23)


12:13
beyond-hello.com — Private
Beyond Hello
CANNABIS DISPENSARY
Locations
Find your Beyond Hello
Browse by state
Enter location
500 mi
Alexandria, VA
5902 Richmond Hwy, Alexandria, VA 22303
DETAILS
PICKUP
DELIVERY
Ardmore, PA
35 Cricket Ave, Ardmore, PA 19003
DETAILS
SHOP MED
Arlington, VA
12:13
beyond-hello.com — Private
Beyond Hello
CANNABIS DISPENSARY
Hybrid
Sour Banana
Bank
97
Cache (3.5G)
THC 20.40%
$50.00/3.5g
Add to cart
Hybrid
Spritzer
Bank
24
Cache (3.5G)
THC 23.13%
$50.00/3.5g
Add to cart
Hybrid
Tropical Banana

11

Hello Club - Rewards App

JUSHI'S LEADING OMNICHANNEL EXPERIENCE

Scan to download our app on your phone.
https://jushico.com/thc-app

The Hello Club app provides our valued customers with a rewards program, in-app shopping and weekly app-exclusive deals. It's our most valuable retention tool.

~64k	~$60*
Downloads (As of 3/31/23)	Additional Monthly Spend / App User (9)



Hello Club Rewards
The Hello Club
200
Points Redeemable
Earn instantly
200 Points Reward
$10 Off
1000 Points Reward
Offers
Thanks for Joining! $10 off your next purchase.
GET
Happy Birthday! 25% off your next purchase.
GET
Veteran Discount 10% Off
GET
Senior Discount 10% Off
GET

GET IT ON Google Play
Download on the App Store

*As of 3/31/23 and not including Pennsylvania data

Comprehensive Suite of Brands Across Portfolio

JUSHI'S LEADING OMNICHANNEL EXPERIENCE

Scan to check out the brands now on your phone!
https://jushico.com/our-brands

FLOWER	VAPE & CONCENTRATE	EDIBLES & TOPICAL

hijinks



PACKAGED FLOWER (LAUNCHING 2023)

THE BANK


THE BANK

PACKAGED FLOWER

SECHE


SECHE

PACKAGED FLOWER & PRE-ROLLS

THE LAB


THE LAB

SOLVENTLESS, LIVE RESIN & CURED CARTRIDGES, DISPOSABLES & CONCENTRATES

TASTEOLOGY



INFUSED CHEWS & CHOCOLATES

Nira+ Medicinals



TINCTURES & CAPSULES

13

Primary Markets Regulatory Updates Pennsylvania • Governor Shapiro is considered hands-on and looking to drive policy • On record as supporting an adult-use market (10) • Former Attorney General and is actively appointing both Republicans and Democrats to key positions in his administration • Members of both the House and Senate are in active conversations about adult-use legislation • Multiple bills – thought to be under consideration • Governor Shapiro has an adult-use line item in the PA budget starting no later than 1/1/25 (11) • New leadership within DOH continues to allow for growth in current market (12) __

Primary Markets Regulatory Updates Virginia • Continue to see positive progression for the Medical Cannabis Program • Patient Growth expected to continue in 2023 with medical clean-up bill • No new licenses for medical program • Transition from Board of Pharmacy to Cannabis Control Authority 1/1/24 • Hemp regulation implementation • Existing government leadership continues to be a hurdle for implementation of adult-use • Major turnover in both the House and Senate coming in November election • 30% of Senate and 40% of House retiring __

Appendix

Jushi Leadership Team__ Jim Cacioppo CEO, Chairman & Founder Jon Barack President & Founder Michelle Mosier Chief Financial Officer Tobi Lebowitz Chief Legal Officer & Corporate Secretary Nichole Upshaw Chief People Officer 17

Q1 2023 - Strong Top Line and Expanding Margin Profile__ 18 US$ Millions, prepared under U.S. GAAP $62.0 $69.9+13% Q1 2023Q1 2022 Revenue 36.7% 43% Gross Margin +1200 basis points Q1 2023Q1 2022 31% Scan to check out the latest financials now on your phone! Financials and Filings :: Jushi Holdings Inc. (JUSH) (jushico.com)

Capitalization Summary__ (1) As of March 30, 2023, includes cash, cash equivalents, and restricted cash; (2) As of March 30, 2023, excluding leases and property, plant and equipment financing obligations; (3) Weighted Average Strike Price: $2.47; (4) Weighted Average Strike Price: $1.50 (Amounts in millions) Cash(1) Total Debt(2) Net Debt Subordinate Voting Shares Outstanding Options Warrants Fully Diluted Shares Outstanding $19.4 $209.0 $189.6 196,633,371 28,098,758(3) 85,948,837(4) May 8, 2023 March 31, 2023 310,680,966 19 Scan to check out the latest financials now on your phone! Financials and Filings :: Jushi Holdings Inc. (JUSH) (jushico.com) Debt • Priority to reduce debt level and optimize debt terms Capital Expenditures • ~$4.5MM for Q1 2023 • FY 2023, expected CapEx for new projects to be ~$13.0 M, of which ~$6.0 M is discretionary

JUSHI HOLDINGS INC. RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (in thousands of U.S. dollars) Adjusted EBITDA Reconciliation__ 20 Scan to check out the latest financials on your phone! Financials and Filings :: Jushi Holdings Inc. (JUSH) (jushico.com) (1) Net loss includes amounts attributable to non-controlling interests. (2) Includes amounts that are included in cost of goods sold and in operating expenses. (3) Includes: (i) inventory step-up on business combinations; (ii) inventory recall reserves; and (iii) reserves for discontinued products. The inventory step-up on business combinations relate to the fair value write-up on inventory acquired on the business acquisition date and then sold subsequent to the acquisition date. The inventory recall reserves relate to the estimated impact of the Pennsylvania Department of Health recall and ban of vape products containing certain cannabis concentrates. The ban was lifted in June 2022. (4) Includes: (i) remeasurement of contingent consideration related to acquisitions; (ii) losses (gains) on legal settlements; and (iii) severance costs. (5) Expansion and start-up costs incurred in order to prepare a location for its intended use. Start-up costs are expensed as incurred and are not indicative of ongoing operations of each new location. (6) Transaction costs include: (i) registration statement costs such as professional fees and other costs relating to our SEC registration; and (ii) acquisition and deal costs.

JUSHI HOLDINGS INC. Reconciliation of Non-GAAP Financial Measures EBITDA and Adjusted EBITDA In addition to providing financial measurements based on GAAP, we provide additional financial metrics that are not prepared in accordance with GAAP. We use non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes and to evaluate our financial performance. These non-GAAP financial measures are EBITDA and Adjusted EBITDA (each as defined below). We believe that these non-GAAP financial measures reflect our ongoing business by excluding the effects of expenses that are not reflective of our operating business performance and allow for meaningful comparisons and analysis of trends in our business. These non-GAAP financial measures also facilitate comparing financial results across accounting periods and to those of peer companies. As there are no standardized methods of calculating these non-GAAP measures, our methods may differ from those used by others, and accordingly, the use of these measures may not be directly comparable to similar measures used by others, thus limiting their usefulness. Accordingly, these non-GAAP measures are intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. EBITDA and Adjusted EBITDA are financial measures that are not defined under GAAP. We define EBITDA as net income (loss), or “earnings”, before interest, income taxes, depreciation and amortization. We define Adjusted EBITDA as EBITDA before: (i) non-cash share-based compensation expense and other one-time charges; (ii) inventory-related adjustments; (iii) fair value changes in derivatives; (iv) other (income)/expense items; (v) transaction costs; (vi) asset impairment; (vii) loss on debt extinguishment; and (viii) start-up costs. These financial measures are metrics that have been adjusted from the GAAP net income (loss) measure in an effort to provide readers with a normalized metric in making comparisons more meaningful across the cannabis industry, as well as to remove non-recurring, irregular and one-time items that may otherwise distort the GAAP net income measure. Other companies in our industry may calculate this measure differently, limiting their usefulness as comparative measures. Disclaimers__

NO OFFERS This presentation does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities of the Company in any jurisdiction in which an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. THIRD PARTY INFORMATION This presentation may include market and industry data which was obtained from various publicly available sources and other sources believed by the Company to be true. Although the Company believes it to be reliable, the Company has not independently verified any of the data from third-party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying assumptions relied upon by such sources. The Company does not make any representation as to the accuracy of such information. REGULATORY Potential investors are aware that the cannabis market is highly regulated, and that various permits and authorizations are necessary for the import, distribution, sale or other business activities related to medicinal cannabis. The respective regulations can be subject to change, which might affect the permits required. This presentation does not intend to advertise the products of the Company. Any reference to the products serves only the information of potential investors and shall not incite the purchase of the products. COPYRIGHT All brands and trademarks mentioned in this presentation and possibly protected by third parties are subject without restriction to the provisions of the applicable trademark law and the ownership rights of the respective registered owners. The mere fact that a trademark is mentioned should not lead to the conclusion that it is not protected by the rights of third parties. The copyright for published objects created by the Company remains solely with the Company. Any duplication or use of objects such as diagrams, sounds or texts in other electronic or printed publications is not permitted without the Company's agreement. CURRENCY All references to $ or “dollar” in this presentation are references to USD, unless otherwise indicated. Disclaimers__

Endnotes 2 3 • (1) Jushi plans to open one additional dispensary in Virginia subject to regulatory approvals. • (2) (Number of Pennsylvania dispensaries) https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/Medical%20Marijuana%20Dispensaries%20in%20Pennsylvania%20with%20Product.pdf • (3) (Population) https://www.census.gov/quickfacts/PA • (4) (5) (Pennsylvania Patients & Caregivers and Active Patients) https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/MMAB%20Presentation%20for%20April%2012,%202023.pdf • (6) (Virginia State Population) https://www.census.gov/quickfacts/VA • (7) (HSA II Population) https://www.census.gov/quickfacts/alexandriacityvirginia; https://www.census.gov/quickfacts/fact/table/fairfaxcountyvirginia,fairfaxcityvirginia,arlingtoncountyvirginia,alexandriacityvirginia/PST045222; https://www.census.gov/quickfacts/fact/table/princewilliamcountyvirginia,manassascityvirginia,loudouncountyvirginia,fairfaxcountyvirginia,arlingtoncountyvirginia,alexandriacityvirginia/PST045222 • (8) (Jushi’s total number of certified patients in Jushi’s HSA II footprint since May 2023). Total Jushi certified patients that have ordered and purchased in last 12 months within HSA II". Virginia does not provide state level patient counts. • (9) Data is sourced from Springbig which doesn’t include PA data app users • (10) (Governor Shapiro on record for supporting an adult-use market) - https://www.abc27.com/pennsylvania/will-pennsylvania-legalize-marijuana-under-josh-shapiro/; https://www.cannabisbusinesstimes.com/news/gubernatorial-race-pennsylvania-governor-josh-shapiro-jushi-trent-woloveck/; https://www.witf.org/2022/10/14/pa-election-2022-where-doug-mastriano-josh-shapiro- stand-on-the-opioid-epidemic-medical-marijuana-and-other-health-issues/; https://www.marijuanamoment.net/pennsylvania-governors-race-exposes-marijuana-divide-between-pro-legalization-ag-and-gop-senator- who-called-reform-stupid-idea/; https://twitter.com/JoshShapiroPA/status/1507139146300723203; https://www.phillyvoice.com/pennsylvania-marijuana-legalization-shapiro-2023-recreational-bipartisan-bill/; https://www.inquirer.com/news/marijuana-laws-mastriano-shapiro-decriminalization-20221007.html • (11) (Governor Shapiro includes cannabis in budget proposal) https://www.spotlightpa.org/news/2023/05/pa-josh-shapiro-budget-public-health-covid-black-maternal-health- cannabis/#:~:text=Democratic%20Gov.%20Josh%20Shapiro's%20budget%20proposed%20a%2020%25%20tax%20adult,dollar%20amounts%20are%20in%20millions.&text=%24188.8- ,Dates%20refer%20to%20when%20the%20fiscal%20years%20end,is%20June%20of%20each%20year. • (12) (PA DOH continues to allow for growth in current market) https://www.health.pa.gov/topics/programs/Medical%20Marijuana/Pages/Medical%20Marijuana.aspx; https://www.legis.state.pa.us/cfdocs/billinfo/bill_history.cfm?syear=2023&sind=0&body=S&type=B&bn=538 __

Thank You Contact investors@jushico.com __